                        FINANCIAL STATEMENTS

                 HORIZON CELLULAR TELEPHONE COMPANY
                        OF MONONGALIA, L.P.

                   YEAR ENDED DECEMBER 31, 1995
               WITH REPORT OF INDEPENDENT AUDITORS

                HORIZON CELLULAR TELEPHONE COMPANY
                        OF MONONGALIA, L.P.

                       FINANCIAL STATEMENTS

                  YEAR ENDED DECEMBER 31, 1995


                            CONTENTS

Report of Independent Auditors................................... 1

Audited Financial Statements

Balance Sheet.................................................... 2
Statement of Operations.......................................... 3
Statement of Partners' Equity.................................... 4
Statement of Cash Flows.......................................... 5
Notes to Financial Statements.................................... 6

                         REPORT OF INDEPENDENT AUDITORS



The Board of Horizon, G.P., Inc.


We have audited the accompanying balance sheet of Horizon Cellular Telephone Company of Monongalia, L.P., a majority-owned subsidiary of Horizon Cellular Telephone Company, L.P., as of December 31, 1995, and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horizon Cellular Telephone Company of Monongalia, L.P. at December 31, 1995, and the results of its operations and its cash flows for the year the ended, in conformity with generally accepted accounting principles.



                                                ERNST & YOUNG LLP


Philadelphia, Pennsylvania
May 21, 1996









                                                                               1
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             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                                 BALANCE SHEET

                               December 31, 1995


ASSETS
Current assets:
  Cash                                                          $    86,165
  Accounts receivable, net of allowance for doubtful
    accounts of $62,533                                             599,780
  Inventory                                                          52,687
  Prepaid expenses                                                   27,382
                                                                -----------
Total current assets                                                766,014

Property and equipment:
  Cellular system                                                 3,097,889
  Other                                                             483,645
                                                                -----------
                                                                  3,581,534
Accumulated depreciation                                         (1,365,330)
                                                                -----------
                                                                  2,216,204

License, net of accumulated amortization of $1,050,123           12,962,972
Other assets, net of accumulated amortization of $1,079,167         744,843
                                                                -----------
Total assets                                                    $16,690,033
                                                                ===========

LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
  Accounts payable                                              $   138,678
  Accrued expenses                                                  342,858
  Deferred revenue                                                  178,754
                                                                -----------
Total current liabilities                                           660,290

Advances from affiliates                                         15,278,068

Commitments and contingencies

Partners' equity:
  Partners' contributions                                         6,477,697
  Cumulative net loss                                            (5,726,022)
                                                                -----------
Total partners' equity                                              751,675
                                                                -----------
Total liabilities and partners' equity                          $16,690,033
                                                                ===========

See accompanying notes.

             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995


Revenues and sales:
  Subscriber revenues                          $ 2,788,129
  Roaming revenues                               1,251,735
  Equipment sales                                  197,451
                                               -----------
Total revenues and sales                         4,237,315

Costs and expenses:
  Cost of services                                 598,958
  Cost of equipment sales                          513,929
  General and administrative expenses            1,231,629
  Selling                                          887,734
  Depreciation and amortization                  1,172,107
                                               -----------
                                                 4,404,357
                                               -----------
Loss from operations                              (167,042)
Interest expense -- affiliate                    1,598,205
                                               -----------
Net loss                                       $(1,765,247)
                                               ===========



See accompanying notes.





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
             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                         STATEMENT OF PARTNERS' EQUITY


                                               Horizon
                                               Cellular
                                               Telephone        KCCGP,
                                              Company, L.P.      L.P.           Total
                                              ---------------------------------------------
Partners' equity at December 31, 1994         $ 2,491,753       $ 25,169        $ 2,516,922
  Net loss                                     (1,747,595)       (17,652)        (1,765,247)
                                              ---------------------------------------------
Partners' equity at December 31, 1995         $   744,158       $  7,517        $   751,675
                                              =============================================


See accompanying notes.

             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1995


OPERATING ACTIVITIES
Net loss                                                $(1,765,247)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation and amortization                         1,172,107
    Provision for bad debts                                  75,596
    Accrued interest expense - affiliate                  1,598,205
    Changes in operating assets and liabilities:
      Accounts receivable                                  (129,172)
      Inventory                                              39,905
      Prepaid expenses                                        2,911
      Accounts payable and accrued expenses                 (32,043)
      Deferred revenue                                       58,218
                                                        -----------
Net cash provided by operating activities                 1,020,480
                                                        -----------
INVESTING ACTIVITIES
Purchases of property and equipment, net of $34,737
  purchased on account                                     (564,761)
Other                                                        (6,501)
                                                        -----------
Net cash used in investing activities                      (571,262)

FINANCING ACTIVITIES
Advances from affiliates, net                              (462,802)
                                                        -----------
Net cash used in financing activities                      (462,802)
                                                        -----------
Net decrease in cash                                        (13,584)
Cash at beginning of period                                  99,749
                                                        -----------
Cash at end of period                                   $    86,165
                                                        ===========

See accompanying notes.

             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



1. DESCRIPTION OF BUSINESS

Horizon Cellular Telephone Company of Monongalia, L.P. (the "Company" or "Monongalia") is a limited partnership in which KCCGP, L.P. ("KCCGP") is the managing and sole general partner, and Horizon Cellular Telephone Company, L.P. ("HCTC") is the sole limited partner. The Company was formed in 1992 to own, design, develop, and operate a cellular communications system in the West Virginia non-wireline Rural Service Area No. 3 ("WV-3").

In December 1992, HCTC acquired the Federal Communications Commission ("FCC") WV-3 Operating License (the "Operating License") and certain operating assets and liabilities, pursuant to an acquisition Agreement dated September 11, 1992 between HCTC and the holder (the "Seller") of the Operating License, for $6.4 million in cash, a $6.0 million subordinated note payable to the seller and issuance of 60 HCTC limited partnership units with a stated value of $6.0 million. Also in December 1992, HCTC contributed the Operating License to Monongalia in exchange for a 99.0% interest in the Company valued at approximately $6.4 million (based on total acquisition cost to HCTC). KCCGP contributed approximately $64,800 to Monongalia for a 1.0% interest in the Company.

Pursuant to the partnership agreement, the Company's net profits and losses are allocated proportionately to the partners based upon their respective ownership interests. The partnership shall terminate in September, 2002; however, the partners may extend the term of the partnership at their discretion.

The WV-3 system became operational in January 1991.

2. BASIS OF PRESENTATION

The accompanying financial statements reflect the financial position, results of operations and cash flows of Monongalia as of December 31, 1995 and for the year then ended. KCCGP performs certain administrative functions for Monongalia and, accordingly, certain expenses of KCCGP (see Note 5) have been allocated to the Company on a basis which, in the opinion of management, is reasonable. However, such expenditures are not necessarily indicative of, and it is not practicable for management to estimate, the nature and level of expenses which might have been incurred had the system been operating as a separate independent company.


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             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                   NOTES TO FINANCIAL STATEMENTS (continued)


3. ACCOUNTING POLICIES

INVENTORIES

Inventories are carried at the lower of cost (using the first-in, first-out method) or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and are depreciated over their estimated useful lives (three to twelve years) using the straight-line method.

Depreciation expense amounted to approximately $461,800 in 1995.

LICENSE

License primarily represents the acquisition cost of the Operating License. Such costs are being amortized over a period of 40 years using the straight-line method.

The Company periodically reviews the carrying value of its license to determine whether such amount is recoverable based on undiscounted future cash flows and whether a reduction to fair value is necessary. There have been no such reductions through December 31, 1995.

OTHER ASSETS

Other assets primarily represent the acquisition cost of the customer list which is being amortized over a period of 5 years using the straight-line method.

ADVANCES FROM AFFILIATES

Advances from affiliates primarily represent cash advances from HCTC and KCCGP which provided funds for investing and operating activities, and have no specific repayment terms. Interest expense is charged monthly at a rate of 11-3/8% of the ending balance payable to HCTC.


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             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSE RECOGNITION

Cellular airtime revenue and access charges are recognized as service is provided. Cellular airtime is billed in arrears and a majority of access charges are billed in advance. Subscriber acquisition costs (mainly commissions and loss on equipment sales) are expensed when incurred. Accounts receivable consist mainly of amounts due from subscribers and other cellular companies whose subscribers use the Company's cellular service.

Approximately 20% of the Company's 1995 roaming revenues were generated from subscribers of a cellular company serving an adjacent market when such subscribers place or receive calls on the Company's system.

ADVERTISING EXPENSES

Advertising expenses are charged to operations as incurred and amounted to approximately $50,200 in 1995.

INCOME TAXES

The Company is a limited partnership organized under the laws of Delaware. Accordingly, federal and state income taxes are not paid at the partnership level but by the ultimate partners of the Company. The tax basis of the Company's assets amounted to approximately $11.1 million at December 31, 1995.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



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             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING STANDARDS

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. The Company will adopt SFAS 121 in the first quarter of 1996 and, based upon current circumstances, does not believe the effect of the adoption will be material.

SFAS No. 123, "Accounting of Stock-Based Compensation," is effective for fiscal years beginning after December 15, 1995. SFAS 123 provides companies with a choice to follow the provisions of SFAS 123 in determining stock-based compensation expense or to continue with the provisions of APB 25, "Accounting for Stock Issued to Employees." The Company expects to continue to follow APB 25 with respect to the LPAR Plan (see Note 6) and will provide disclosures as required by SFAS 123 in the December 31, 1996 notes to the financial statements.

4. COMMITMENTS AND CONTINGENCIES

The Company leases office space, office equipment and cellular sites and facilities under operating leases with initial terms ranging from 1 to 20 years. Most cellular sites contain renewal options ranging up to 25 years.

Future minimum payments under noncancelable operating leases with initial terms of one year or more consisted of the following at December 31, 1995, assuming cellular site leases are renewed through the year 2000:

                                        Cellular
                                         Sites           Other
                                        ------------------------
                1996                    $38,500         $ 95,700
                1997                     39,500           90,900
                1998                     39,700           82,300
                1999                     40,300           69,400
                2000                     41,300           52,100
                                                        --------
                                                        $390,400
                                                        ========




                                                                               9

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             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The minimum lease payments for cellular sites in the year 2000 are expected to approximate the minimum payments thereafter, subject to contractual increases and payments for additional sites.

Rental expense amounted to approximately $151,900 in 1995.

The Company has guaranteed and pledged substantially all of its assets as collateral for certain debt of HCTC.

5. RELATED PARTY TRANSACTIONS

KCCGP provides various administrative services to the Company, including accounting, engineering, and marketing and advertising services, in addition to funding working capital requirements and capital expenditures as necessary. These expenses are charged, first on the basis of direct usage when identifiable, with the remainder allocated equally among its operating systems. Allocated expenses amounted to $50,000 in 1995.

6. BENEFIT PLANS

HCTC has granted an officer of the Company limited partnership appreciation rights in HCTC pursuant to a Limited Partnership Unit Appreciation Rights Plan ("LPAR Plan") that was adopted September 1, 1994 to be effective January 1, 1993. Upon the occurrence of certain events as specified therein ("Termination Events"), participants are entitled to share in the amounts, if any, of distributions to HCTC's partners after all capital contributions made by HCTC's partners have been repaid, together with a fixed return on such contributions. Such rights vest over a period of five years, however vesting is automatically accelerated upon the occurrence of a Termination Event. Compensation expense will be recognized when distributions become probable under the LPAR Plan.

Effective July 1, 1994, KCCGP established an employee savings plan (the "Plan") that qualifies as a deferred salary arrangement under Section 401 (k) of the Internal Revenue Code. Under the Plan, which covers employees of the Company who have met certain eligibility requirements, participating employees may defer up to 15% of their pretax

             HORIZON CELLULAR TELEPHONE COMPANY OF MONONGALIA, L.P.

6. BENEFIT PLANS (CONTINUED)

earnings, up to the Internal Revenue Service annual contribution limit ($9,240 for calendar year 1995). The Company matches up to 50% of the employee's contributions, up to a maximum of 3% of the employee's earnings. Employees who participate in the LPAR Plan are excluded from matching contributions. Matching Plan contributions, which vest equally over five years, amounted to approximately $5,800 in 1995.

7. SUBSEQUENT EVENT

On May 8, 1996, the Company entered into a definitive agreement to sell its FCC Operating License, together with certain operating assets and liabilities, to PriCellular Corporation and an affiliate for approximately $35 million. The financial statements do not reflect either the estimated gain, or any expenses incurred or expected to be incurred related to the sale of the system. The sale is expected to close during the third quarter of 1996, and is subject to certain regulatory and other approvals.







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